Exhibit 99.1

COOPERATIVE BANKSHARES, INC.

BUILDING RELATIONSHIPS FOR OVER 100 YEARS

Analyst Presentation December 2006 Building relationships for over 100 100 years

COOPERATIVE BANKSHARES, INC.
BUILDING RELATIONSHIPS FOR OVER 100 YEARS

THIS PRESENTATION, INCLUDING ALL DOCUMENTS INCORPORATED HEREIN BY REFERENCE,
CONTAINS FORWARD-LOOKING STATEMENTS. ADDITIONAL WRITTEN OR ORAL FORWARD-
LOOKING STATEMENTS MAY BE MADE BY THE COMPANY FROM TIME TO TIME IN FILINGS WITH
THE SECURITIES AND EXCHANGE COMMISSION OR OTHERWISE. THE WORDS "BELIEVE",
"EXPECT", "SEEK", AND "INTEND" AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING
STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE THE STATEMENT IS MADE. SUCH
FORWARD-LOOKING STATEMENTS ARE WITHIN THE MEANING OF THAT TERM IN SECTION 27A
OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES
EXCHANGE ACT OF 1934, AS AMENDED. SUCH STATEMENTS MAY INCLUDE, BUT ARE NOT
LIMITED TO, PROJECTIONS OF INCOME OR LOSS, EXPENDITURES, ACQUISITIONS, PLANS FOR
FUTURE OPERATIONS, FINANCING NEEDS OR PLANS RELATING TO SERVICES OF THE
COMPANY, AS WELL AS ASSUMPTIONS RELATING TO THE FOREGOING. FORWARD-LOOKING
STATEMENTS ARE INHERENTLY SUBJECT TO RISKS AND UNCERTAINTIES, SOME OF WHICH
CANNOT BE PREDICTED OR QUANTIFIED. FUTURE EVENTS AND ACTUAL RESULTS COULD
DIFFER MATERIALLY FROM THOSE SET FORTH IN, CONTEMPLATED BY OR UNDERLYING THE
FORWARD-LOOKING STATEMENTS.  A DISCUSSION OF FACTORS THAT COULD CAUSE ACTUAL
RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED IN THE FORWARD-LOOKING
STATEMENTS IS INCLUDED IN FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.
Safe Harbor Statement

COOPERATIVE BANKSHARES, INC.
BUILDING RELATIONSHIPS FOR OVER 100 YEARS

$843.0 million bank holding company headquartered in
Wilmington, NC
Subsidiaries: Cooperative Bank, Lumina Mortgage Company
108-year operating history in Eastern NC
Traded on NASDAQ National Market under the symbol “COOP”
20 financial centers and 4 loan offices in North Carolina
(including Lumina)
Who We Are Today

COOPERATIVE
BANKSHARES, INC.
BUILDING RELATIONSHIPS FOR OVER 100 YEARS

Cooperative Bank formed in 1898 as a mutual thrift
Converted to stock savings bank in 1991
Formed holding company in 1994
Acquired Lumina Mortgage in 2002
Adopted a North Carolina commercial bank charter in 2002
Opened four new financial centers in 2003 (two in December)
Issued $15 million of trust preferred securities in 2005
History

Virginia
Corolla
Kill Devil Hills
Belhaven
Washington
North Carolina
Charlotte
Jacksonville
Wallace
Elizabethtown
Whiteville
Tabor City
Wilmington
Morehead City
Beaufort
South Carolina
Scale Legend
0
20
40

COOPERATIVE BANKSHARES, INC.
BUILDING RELATIONSHIPS FOR OVER 100 YEARS

5 Footprint Retail Branches Mortgage Offices Southport Surf City

COOPERATIVE BANKSHARES, INC.
BUILDING RELATIONSHIPS FOR OVER 100 YEARS

6 Continue transition to community bank Explore acquisitions in existing and adjoining markets Continue to increase profitability Maintain high asset quality Long-Term Strategy